UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 23, 2026

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(503)	226-4211	Registrant's telephone number, including area code:	(503)	226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 8.01	Other Events
As previously disclosed, on August 29, 2025, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company (NW Holdings), filed a request for a general rate increase (Rate Case) with the Washington Utilities and Transportation Commission (WUTC) under Washington's multi-year rate plan statute. Approximately 99,000 or 12% of NW Natural’s customers are in, and approximately 8% of NW Natural’s revenues are derived from, Washington. The remainder of NW Natural's customers and revenues are in Oregon. NW Natural completed its previous Washington general rate case in 2021. NW Natural’s Rate Case filing in 2025 included requested increases in annual revenue requirement over three years, consisting of a $25.6 million revenue increase in the first year beginning August 1, 2026 (Year 1), an $8.6 million revenue increase in the second year beginning August 1, 2027 (Year 2) and an $8.3 million revenue increase in the third year beginning August 1, 2028 (Year 3).

On March 23, 2026, NW Natural, Staff of the WUTC, The Energy Project and the Alliance of Western Energy Consumers, which comprise all but one of the parties to the Rate Case, filed a settlement with the WUTC that addressed all issues but one in the Rate Case (Stipulation). The Stipulation provides for a $20.1 million revenue increase in Year 1, a $7.7 million revenue increase in Year 2 and an $8.7 million revenue increase in Year 3. The revenue requirement for Year 1 includes the addition to rate base expected to be placed in-service by the start of Rate Year 1. Rate Years 2 and 3 include additions to rate base during the rate years. Plant placed into service after March 31, 2025 is subject to review, adjustment and refund according to actual costs incurred. The incremental revenue requirement for each year is based upon the following assumptions:

	Year 1	Year 2	Year 3
Revenue Requirement Increase	$20.1 million	$7.7 million	$8.7 million[2]
Capital Structure	•50.0% long-term debt •50.0% common equity	•50.0% long-term debt •50.0% common equity	•50.0% long-term debt •50.0% common equity
Return on Equity	9.5%	9.5%	9.5%
Cost of Long-Term Debt	4.806%	4.863%	4.936%
Overall Rate of Return	7.15%	7.18%	7.22%
Average Rate Base	$328.0 million[1]	$369.6 million	$410.7 million

1 Represents an increase of $80.7 million since the last rate case.
2 Includes approximately $3.5 million related to an updated depreciation study.

The Stipulation does not address NW Natural's line extension allowance policy, which is subject to the ongoing regulatory litigation process. The Stipulation is subject to the review and approval of the WUTC. For new rates to be effective, the WUTC must issue an order, which may approve or deny the terms of the Stipulation or be issued under the WUTC's own terms. NW Natural expects new rates to take effect on August 1, 2026.

Forward-Looking Statements

This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," “continues,” “could,” "intends," "plans," "seeks," "believes," "estimates," "expects," “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, strategies, commitments, expenses, future events, investments, targeted capital structure, cost of capital, return on equity, rate base, effects of inflation or interest rates, depreciation rates, financial results, financial position, revenue requirement, system and infrastructure reinforcement, expansion or reliability, costs, timing or benefits, revenues and earnings, performance, timing, outcome, potential challenges to, or effects of rate cases or other regulatory proceedings, mechanisms, approvals or recoveries, regulatory prudence reviews, anticipated regulatory actions or filings, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter of NW Holdings or NW Natural, as applicable, which, among others, outline legal, regulatory and legislative risks, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, and environmental risks.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	March 24, 2026	/s/ Megan H. Berge
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	March 24, 2026	/s/ Megan H. Berge
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary